_______________________________________________________________________________



                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K
                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 26, 1996


                          SOUTHWEST GAS CORPORATION
            (Exact name of registrant as specified in its charter)


               California                 1-7850           88-0085720
     (State or other jurisdiction of    (Commission     (I.R.S. Employer
     incorporation or organization)     File Number)   Identification No.)

             5241 Spring Mountain Road
               Post Office Box 98510
                 Las Vegas, Nevada                        89193-8510
     (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237






_______________________________________________________________________________

Item 5. Other Events

In connection with its Registration Statement No. 33-62143 filed with the Securities and Exchange Commission on October 6, 1995, Southwest Gas Corporation now files updated exhibits to the Registration Statement. The documents are contained herein as exhibits.

Item 7.  Exhibits

 4.04  Indenture relating to Senior Debt Securities.
12.01  Computation of Ratios of Earnings to Fixed Charges of the Company.
25.01 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Harris Trust and Savings Bank under the Indenture relating to the Senior Debt Securities.







                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SOUTHWEST GAS CORPORATION



Date: July 26, 1996                   /s/ Edward A. Janov
                          --------------------------------------------------
                                          Edward A. Janov
                          Vice President/Controller/Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit
Number   Description of Exhibit
- -------  ----------------------

 4.04    Indenture relating to Senior Debt Securities.

12.01    Computation of Ratios of Earnings to Fixed Charges of the Company.

25.01 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Harris Trust and Savings Bank under the Indenture relating to the Senior Debt Securities.